First Quarter 2017 Financial Results April 25, 2017 Building a Premier Regional Financial Services Organization Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption Risk Factors in Trustmark’s fillings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, including those associated with the planned termination of our noncontributory tax-qualified defined benefit pension plan, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights Source: Company reports Another quarter of solid financial results – Q1-17 EPS of $0.46 At March 31, 2017: Total Assets $13.5 billion Total Loans (LHFI & Acquired) $8.2 billion Total Deposits $10.1 billion Banking Centers 193 2017: Q1-17 Net Income $31.2 million EPS – Diluted $0.46 Dividends / Share $0.23 Tangible Equity / Tangible Assets 8.80% Total Risk-Based Capital Ratio 13.61% Profitable Revenue Generation Loans held for investment (LHFI) increased $116.7 million, or 1.5%, from the prior quarter and $699.9 million, or 9.6%, year-over-year (excludes the $36.7 million of reclassification of acquired loans) Revenue excluding interest income on acquired loans increased $6.1 million, or 4.6%, from the prior quarter Net interest income (FTE) excluding acquired loans increased $2.0 million, or 2.0% linked quarter Mortgage banking income totaled $10.2 million, a $4.8 million increase from the prior quarter and $1.5 million year-over-year Process Improvement and Expense Management Core noninterest expense, excluding ORE expense and intangible amortization of $3.3 million, totaled $98.7 million – remaining well controlled from both the prior quarter and prior year Credit Quality Other real estate decreased 9.8% from the prior quarter and 22.1% year-over-year Net charge-offs represented 0.08% of average loans Allowance for loan losses represented 263.73% of nonperforming loans, excluding specifically reviewed impaired loans

Source: Company reports (1) During the first quarter of 2017, Trustmark reclassified $36.7 million of acquired loans to loans held for investment due to the discount on these loans being fully amortized. Loans Held for Investment Portfolio Continued growth in LHFI, while remaining focused on credit quality and profitability Linked-quarter loan growth by state ($ in millions): AL $90 FL $23 MS $(9) TN $16 TX $(4) Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $465.5 million with outstanding balances of $256.0 million – representing 3.2% of total LHFI – at March 31, 2017 At March 31, 2017, nonaccrual energy-related loans represented 8.9% of outstanding energy-related loans and 28 basis points of outstanding LHFI ($ in millions) Continued focus on profitable loan growth Loans HFI – End of Period ($ in millions) Loans HFI by Type Dollar Change: $352 $117 $137 $94 $ 37

Nonperforming assets increased $5.9 million, or 5.4%, from the prior quarter while decreasing $25.2 million, or 17.7%, from the previous year This increase is the result of one substandard energy-related credit migrating to a nonaccrual status Allowance for loan losses represented 263.7% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 1.00% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans Other Real Estate Allowance for Loan Losses Continued solid asset quality metrics and resolution of problem assets Dollar Change: ($3) ($5) ($6) ($2) 193% ($ in millions) ALL(1) ALL / Total Loans(1) ALL / Nonperforming Loans (excl. Specifically Reviewed Impaired Loans) 207% 210% 203% 231% ($ in millions) 264% 203% 231% 257%

Performance of acquired loans Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans (period end balances) Acquired loan yield in the first quarter totaled 8.40% and included recoveries from settlement of debt of $1.2 million, which represented approximately 2.0% of the total yield on acquired loans During the first quarter of 2017, Trustmark reclassified $36.7 million of acquired loans to loans held for investment due to the discount on these loans being fully amortized The yield on acquired loans (excl. recoveries) for the second quarter is expected to be in the 5.5% - 6.5% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $10 to $15 million during the second quarter Accretable Yield ($ in millions) Dollar Change: ($54) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($26) ($43) ($ in thousands) Dollar Change: ($2) ($4) ($5) ($2) ($24)

Strength of franchise continued to be reflected in our low cost of deposits of 16 bps and a deposit base with nearly 60% of deposit balances in checking accounts Noninterest-bearing deposits represented 30% of average deposits in the first quarter Source: Company reports (1) Source: SNL Financial; Peer Group as defined in Trustmark’s 2017 Proxy Statement Attractive, Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.13% 0.13% 0.13% 0.14% 0.16% Peer Median (1) 0.22% 0.22% 0.22% 0.23% N/A Well diversified deposit base serves as an excellent, low-cost source of funds Deposit Mix – Average Balance 30% 30% 30% 32% 30% 70% 70% 70% 68% 70% Total Deposits at March 31, 2017 – $10,104 ($ in millions) Deposit Mix by Type – Q1-17 Ending Balance 32% 28% 15% 17% 8%

Income Statement Highlights – Revenue Revenue, excluding income on acquired loans, totaled $138.4 million, a 4.6% increase from the prior quarter and 5.7% year-over-year Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports Note: n/m – percentage changes greater than + / - 100% are considered not meaningful ($ in millions) Net interest income (FTE) excluding acquired loans totaled $97.2 million for the first quarter, a $2.0 million increase from the prior quarter and a $5.0 million increase when compared to the prior year Noninterest income totaled $46.0 million for the first quarter, an increase of $4.3 million from the previous quarter Mortgage banking revenues totaled $10.2 million in the first quarter, an increase of $4.8 million from the prior quarter Linked-quarter change reflects a net positive mortgage valuation adjustment and a net positive mortgage servicing hedge ineffectiveness that more than offset decreased secondary marketing gains Insurance revenue for the first quarter totaled $9.2 million, a $753 thousand increase linked quarter

Income Statement Highlights – Noninterest Expense Source: Company reports Core noninterest expense remained well controlled Core noninterest expense, excluding ORE and intangible amortization expense of $3.3 million, totaled $98.7 million in the first quarter Salary and benefits decreased by $866 thousand, or 1.5%, compared to the prior quarter Services and fees increased $581 thousand, or 3.9% linked quarter due to additional advertising and outside services As previously announced, Trustmark terminated its defined benefit pension plan as of December 31, 2016. The final distributions will be made from current plan assets, and a one-time pension settlement expense of approximately $17.5 million (pre-tax) will be recognized when paid by Trustmark during the second quarter of 2017; Trustmark estimates that the annual pension expense will be reduced by $3.0 million to $4.0 million Noninterest Expense ($ in millions) Full-time Equivalent Employees (actual figures presented) Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ERP charges and pension derisking charges

Capital Management Source: Company reports Solid capital base provides the opportunity to support both organic and acquisitive growth initiatives while meeting the needs of our customers and providing value to our shareholders During the first quarter, Trustmark did not repurchase any of its common shares. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Tangible equity to tangible assets ratio was 8.80%, while the total risk-based capital ratio was 13.61% in the first quarter Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Balance sheet optimization Targeted, cost-effective deposit growth Business development and cross-selling Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline Process improvement and expense management Performance measurement Market and delivery channel optimization Capital and expense management Enterprise-wide analytics system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management and compliance Ensure regulatory compliance Cybersecurity and fraud detection system Create value-added proposition, while managing business more effectively